SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                               January 28, 2004
                               ----------------
                                Date of Report
                      (Date of Earliest Event Reported)

                         BIKINI TEAM INTERNATIONAL, INC.
                         -------------------------------
            (Exact Name of Registrant as Specified in its Charter)

          Utah                   000-50222                 41-2029935
          ----                   ---------                 ----------
     (State or other       (Commission File No.)     (IRS Employer I.D. No.)
      Jurisdiction)

                             89 Lone Hollow Cove
                              Sandy, Utah 84092
                              -----------------
                   (Address of Principal Executive Offices)

                                (801) 572-4125
                                --------------
                         Registrant's Telephone Number

                                     N/A
                                     ---
         (Former Name or Former Address if changed Since Last Report)

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits.

     Exhibit No.                 Exhibit Description
     -----------                 -------------------
         10                      Letter of Intent

         99                      Press Release

     * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

Item 9.  Regulation FD Disclosure

     See Exhibit 99, Press Release dated January 28, 2004, a copy of which is attached hereto and incorporated herein by reference.




                                  SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BIKINI TEAM INTERNATIONAL, INC.



Date: 01/28/04                          /s/ Victoria Jenson
      --------                          ------------------------
                                        Victoria Jenson
                                        President and Director